SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report:	March 28, 2012

Omagine, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Fifth Avenue, 48th Floor, New York, N.Y.	10118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act;
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ]	Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 - Other Events

Omagine, Inc. (the "Company") is providing the following information in response to several shareholder inquiries and in order to keep our shareholders informed of the Company’s activities.

We have today again been in contact with the office of Her Excellency Maitha Al Mahrooqiyah, the Under Secretary of the Ministry of Tourism, and have been assured that we would be notified shortly regarding a meeting date with Her Excellency. The date for such meeting has not yet been confirmed and we therefore remain in the position of being unable at this time to say when the Development Agreement for the Omagine Project will be signed.

As stated in our recent Prospectus, the Company’s ongoing Rights Offering will expire at 5 p.m. Eastern Time in the United States on March 30, 2012.

As previously reported, Mr. Frank J. Drohan, the Company’s president and a director has exercised all 322,810 of his Rights. As of the date hereof, Mr. Charles P. Kuczynski, the Company’s vice-president and a director has also exercised all of his 50,470 Rights. Additionally the Company’s Controller, Mr. William F. Hanley, has exercised all 20,577 of his Rights plus Mr. Hanley has also exercised his over-subscription privilege for 4,423 additional shares (if available).

The Company is unaware at this time if either of its outside independent directors have exercised any of their Rights and the Company will only become so aware after the close of the Rights Offering on March 30. All Rights exercise transactions are being directed to and tallied by Continental Stock Transfer Co, as Subscription Agent. The Company will not know the final results of the Rights Offering until after March 30, 2012.

This report on Form 8-K shall not constitute an offer to buy or sell securities. Please refer to the Prospectus filed by the Company with the Securities and Exchange Commission on February 13, 2012 for a complete description of the terms and conditions of the Rights Offering and Warrant Distribution.

Forward Looking Statements

Certain statements made in this report on Form 8-K are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from the future results implied by such forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements – including management’s present expectation and belief that the Development Agreement will be signed by Omagine LLC and the Government - are based on reasonable assumptions, the Company's actual results could differ materially from those set forth or implied in such forward-looking statements. Factors that could cause such differences include but are not limited to the uncertainty of success associated with Omagine LLC’s ongoing efforts to sign the Development Agreement with the Government of the Sultanate of Oman.

Item 9.01  Financial Statements and Exhibits

(a)           Not applicable
(b)           Not applicable
(c)           Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omagine, Inc. (Registrant)

Dated: March 28, 2012	By:	/s/ Frank J. Drohan
Frank J. Drohan
Chairman of the Board, President and Chief Executive Officer

3